UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐      Definitive Proxy Statement
☑      Definitive Additional Materials
☐      Soliciting Material under §240.14a-12

SERVICENOW, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed previously on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2225 Lawson Lane
Santa Clara, California 95054

AMENDED NOTICE OF 2023 ANNUAL SHAREHOLDERS MEETING

To Our Shareholders:

NOTICE IS HEREBY GIVEN that the 2023 Annual Shareholders Meeting (together with any adjournments, postponements or other delays thereof, the “Annual Meeting”) of ServiceNow, Inc., a Delaware corporation (the “Company”), will be conducted via a live webcast at www.virtualshareholdermeeting.com/NOW2023 on Thursday, June 1, 2023, at 10:00 a.m. Pacific Time. This amended notice includes new Proposal No. 5.

We are holding the Annual Meeting for the following purposes, which are more fully described in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on April 13, 2023 (the “Proxy Statement”), and the proxy statement supplement accompanying this amended notice:

1.To elect 10 directors, each to serve until the next annual shareholders meeting and until his or her successor is elected and qualified or his or her earlier death, resignation or removal;
2.To hold a non-binding advisory vote on a resolution to approve the compensation of our named executive officers (commonly referred to as “say-on-pay”);
3.To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2023;
4.To approve the Amended and Restated 2021 Equity Incentive Plan to increase the number of shares reserved for issuance; and
5.To elect Deborah Black as a director, to serve until the next annual shareholders meeting and until her successor is elected and qualified or her earlier death, resignation or removal.

In addition, shareholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on April 4, 2023, are entitled to notice of, and to vote at, the Annual Meeting. For 10 days prior to the Annual Meeting, a complete list of the shareholders entitled to vote at the Annual Meeting will be available upon request to ir@servicenow.com for examination by any shareholder for any purpose relating to the Annual Meeting.

All shareholders are invited to attend the Annual Meeting. Any shareholder attending the Annual Meeting may vote online at the Annual Meeting even if the shareholder previously voted. The previous votes will be superseded by the vote such shareholder casts online at the Annual Meeting.

Thank you for your continued support of ServiceNow.

By Order of the Board of Directors,
Russell S. Elmer
General Counsel and Secretary
Santa Clara, California
April 26, 2023

Whether or not you expect to attend the Annual Meeting, we encourage you to read the Proxy Statement and the proxy statement supplement accompanying this amended notice and vote over the Internet, by telephone or by requesting and mailing your proxy card as soon as possible, so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please refer to the section titled “Questions and Answers” beginning on page 1 of the Proxy Statement and the instructions on the Notice of Internet Availability.

PROXY STATEMENT SUPPLEMENT
2023 ANNUAL SHAREHOLDERS MEETING

This Proxy Statement Supplement (this “Supplement”), dated April 26, 2023, is being made available to shareholders of ServiceNow, Inc. (“ServiceNow” or the “Company”) on or about April 26, 2023, in connection with the solicitation of proxies by our Board of Directors (“Board”) for the Company’s 2023 Annual Shareholders Meeting to be held on Thursday, June 1, 2023 at 10:00 a.m. Pacific Time (the “Annual Meeting”). This Supplement, which adds to and amends the Proxy Statement, includes a new proposal to elect an additional director to the Board and an amended proxy card.

New Proposal No. 5 - Election of Additional Director. Proposal No. 5, which has been added to the agenda for the Annual Meeting, proposes the election of Deborah Black as a director, to serve until the next annual shareholders meeting and until her successor is elected and qualified or her earlier death, resignation or removal.

Amended Proxy Card. The enclosed amended proxy card (the “Amended Proxy Card”) differs from the proxy card previously furnished to you with the Proxy Statement (the “Original Proxy Card”), as the Amended Proxy Card includes new Proposal No. 5 for the election of Ms. Black as a director. If you have already voted, we encourage you to resubmit your vote on all five proposals by submitting the Amended Proxy Card by mail or by submitting a proxy by telephone or over the Internet by following the procedures on the Amended Proxy Card. If you vote by telephone or over the Internet, you do not need to return a proxy card by mail. However, if you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid for each of the proposals and director nominee elections other than Proposal No. 5 and will be voted at the Annual Meeting unless revoked. PLEASE NOTE THAT THE SUBMISSION OF A NEW PROXY CARD WILL REVOKE ALL PRIOR PROXY CARDS SUBMITTED, SO IT IS IMPORTANT TO INDICATE YOUR VOTE FOR EACH PROPOSAL ON THE NEW PROXY CARD, INCLUDING THOSE INCLUDED ON THE ORIGINAL PROXY CARD.

Except for the new Proposal No. 5 and the Amended Proxy Card, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement, which contains important additional information.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL SHAREHOLDERS MEETING TO BE HELD ON JUNE 1, 2023

Our proxy materials, including the Amended Notice of 2023 Annual Shareholders Meeting, the Proxy Statement, this Supplement, the Amended Proxy Card and the 2022 Annual Report, are available at www.ProxyVote.com. Your vote is very important. For specific instructions on how to vote your shares, please review the instructions on your proxy card. Alternatively, if you attend the virtual Annual Meeting, you may vote during the meeting. To attend the virtual Annual Meeting, please visit www.virtualshareholdermeeting.com/NOW2023.

PROPOSAL NO. 5

ELECTION OF DEBORAH BLACK AS A DIRECTOR

On April 25, 2023, the Board, acting upon the recommendation of the Nominating and Governance Committee, appointed Deborah Black to the Board as a director. The Board proposes that Ms. Black be re-elected at the 2023 Annual Meeting to serve for a one-year term expiring at the next annual shareholders meeting and until her successor is elected and qualified or until her earlier death, resignation or removal. Below is biographical and other information regarding Ms. Black.

Vice President, Head of Engineering of Netflix, Inc.
DEBORAH BLACK
INDEPENDENT DIRECTOR

Deborah Black, age 63, has served on our Board since April 2023. Ms. Black has served as Vice President, Head of Engineering of Netflix, Inc., a media technology company, since August 2021. From October 2017 to July 2021, Ms. Black served as Vice President, eCommerce Services of Amazon.com, Inc., an electronic commerce and cloud-computing company. From 1992 to 2004, Ms. Black served in various roles at Microsoft Corporation, a global technology company, including as a Corporate Vice President within the Windows Division. Prior to joining Microsoft, Ms. Black was a distributed systems researcher at Bell Northern Research, a telecommunications research and development company. Ms. Black holds a Master of Science in Engineering degree in Computer Engineering and a B.S. degree in Computer Science from the University of Michigan.

The Nominating and Governance Committee, with the assistance of an independent third-party search firm, has determined to recommend, and the Board to nominate, Ms. Black for election as a Director at the 2023 Annual Meeting. Our Board believes that Ms. Black’s extensive technology, product, business and management experience at large publicly-traded technology companies gives her the appropriate set of skills that qualify her to serve as a member of our Board.

Director Experience and Qualifications

Leadership & Governance	Risk Management	Strategic
•Senior leadership experience •Global operations leadership experience	•Risk management experience
•Significant technical or business experience in software industry
•Experience at high-growth organization with $5+ billion annual revenues
•Multi-product/services or multi-segment company experience
•Experience with large scale transformation in key functions

Independence

The Board has determined that Ms. Black is independent in accordance with the standards of the New York Stock Exchange and taking into account all relevant facts and circumstances. There are no family relationships among Ms. Black and any of our directors or executive officers.

Stock Ownership

Ms. Black did not beneficially own any common stock of the Company as of February 28, 2023, the date of the security ownership information disclosed for each of our Directors and Named Executive Officers in the section titled “Security Ownership of Certain Beneficial Owners and Management,” beginning on page 50 of the Proxy Statement.

Board Composition

The charts below show the collective composition of all of the director nominees, including Ms. Black, in terms of tenure, independence and diversity:

Additional information concerning the Board and the other director nominees identified in the Proxy Statement can be found in the sections titled “Board and Corporate Governance Matters” and “Director Compensation,” beginning on pages 7 and 27, respectively, of the Proxy Statement.

Vote Required and Recommendation of the Board

In an uncontested election of a director, a director nominee will be elected to our Board if the nominee receives more “FOR” votes than “AGAINST” votes. Broker non-votes and abstentions will have no effect on the outcome of the vote. Under our Corporate Governance Guidelines, when a director is elected or re-elected to the Board, he or she is required to submit a letter of resignation that will be effective only upon both (1) the failure to receive the required vote at any annual shareholders meeting at which the director faces re-election and (2) the acceptance of such resignation by our Board. If an incumbent director fails to receive the required vote for re-election, the Nominating and Governance Committee will decide whether to recommend that the Board accept the director’s irrevocable, conditional resignation and the Board will make the final decision.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF
DEBORAH BLACK AS A DIRECTOR.

VOTING AND REVOCABILITY OF PROXIES

Please vote as soon as possible using the Amended Proxy Card enclosed with this Supplement, which includes new Proposal No. 5 —the election of Ms. Black as a director. If you already have voted, you are not required to vote again. If you would like to vote for the election of Ms. Black, however, you must vote again using the Amended Proxy Card.

If you return, or have already returned, an Original Proxy Card, then the votes indicated on such Original Proxy Card will remain valid for each of the proposals and director nominee elections other than Proposal No. 5 and will be voted at the Annual Meeting unless revoked. Please note that the submission of a new proxy card will revoke all prior proxy cards submitted, so it is important to indicate your vote for each proposal on any new proxy card, including those included on the Amended Proxy Card, the Original Proxy Card or any previously submitted proxy card.

If the Amended Proxy Card or Original Proxy Card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with your instructions indicated on the proxy card. If no instructions are given on how to vote your shares, your proxy will be voted in accordance with the Board’s recommendations on the proposals included on such proxy card.

You may revoke your proxy and change your vote at any time before your vote is due, including the final vote at the Annual Meeting if you have the right to vote at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Ms. Black has agreed to be named in this Supplement and to serve as a director, if elected. Our Board has no reason to believe that Ms. Black will be unavailable or will decline to serve as a director. In the event, however, that Ms. Black is unable or declines to serve as a director, following appropriate disclosure of the identity of a substitute candidate designated by our Board to fill the vacancy, the proxies given by way of the Amended Proxy Card will be voted for such substitute candidate.

OTHER MATTERS

The Board is not aware of any matters that are expected to come before the 2023 Annual Meeting other than those referred to in this Supplement and the Proxy Statement. As to any business that may arise and properly come before the Annual Meeting, however, the proxy holders will vote the proxies on these matters in accordance with their best judgment.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V16090-P83867 1b. Teresa Briggs Nominees 1a. Susan L. Bostrom 1e. Lawrence J. Jackson, Jr. 1c. Jonathan C. Chadwick 1d. Paul E. Chamberlain 1i. Joseph "Larry" Quinlan 1f. Frederic B. Luddy 1h. Jeffrey A. Miller 1j. Anita M. Sands 1g. William R. McDermott 2. To approve, on an advisory basis, the compensation of our Named Executive Officers ("Say-on-Pay"). The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5. 3. To ratify PricewaterhouseCoopers LLP as the independent registered public accounting firm for 2023. 4. To approve the Amended and Restated 2021 Equity Incentive Plan to increase the number of shares reserved for issuance. 5. To elect Deborah Black as a director. NOTE: The proxies may vote in their discretion upon any and all other matters that may properly come before the meeting or any adjournment or postponement thereof. 1. To elect the directors listed below: For Against Abstain For Against Abstain ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. SERVICENOW, INC. The Board of Directors recommends you vote FOR each of the Nominees listed in Proposal 1: SERVICENOW, INC. 2225 LAWSON LANE SANTA CLARA, CA 95054 ! !! ! !! ! !! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 8:59 p.m. Pacific Time on May 31, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NOW2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 8:59 p.m. Pacific Time on May 31, 2023. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting of Shareholders and Proxy Statement and the Annual Report to Shareholders are available at www.proxyvote.com. V16091-P83867 SERVICENOW, INC. Annual Shareholders Meeting June 1, 2023 10:00 AM, Pacific Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) William R. McDermott and Gina Mastantuono or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SERVICENOW, INC. that the shareholder(s) is/are entitled to vote at the Annual Shareholders Meeting to be held at 10:00 AM, Pacific Time, on June 1, 2023, at www.virtualshareholdermeeting.com/NOW2023, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side